As Filed with the Securities and Exchange Commission on April 7, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 7, 2010

MONSANTO COMPANY
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition.

On April 7, 2010, Monsanto Company issued a press release announcing its second quarter fiscal year 2010 financial and operating results for the period ended February 28, 2010. Subsequently, on April 7, 2010, Monsanto Company issued a supplemental press release to correct  a statement in the original press release.  In the original press release, the Agricultural Productivity Segment Detail section included the statement that “Acknowledging some key trends that deviated from the core planning assumptions for Roundup and other glyphosate-based herbicides – including the continued presence of generic inventory and competitive pricing strategies – the company said it now sees gross profit for the segment at plus-or-minus $600 million for the year.” The statement should have read “Acknowledging some key trends that deviated from the core planning assumptions for Roundup and other glyphosate-based herbicides – including the continued presence of generic inventory and competitive pricing strategies – the company said it now sees gross profit for Roundup and other glyphosate-based herbicides at plus-or-minus $600 million for the year.” The company noted the correction during its conference call with investors earlier that day.

The original press release was furnished as Exhibit 99 to the Current Report on Form 8-K filed earlier today and incorporated herein by reference. The supplemental press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The original press release uses the non-GAAP financial measure of earnings per share (“EPS”) on an ongoing basis. Our ongoing EPS financial measure excludes certain after-tax items that we do not consider part of ongoing operations. We believe that our ongoing EPS financial measure presented with these adjustments best reflects our ongoing performance and business operations during the periods presented and is more useful to investors for comparative purposes. In addition, management uses the ongoing EPS financial measure as a guide in its budgeting and long-range planning processes, and as a guide in determining incentive compensation. The presentation of EPS on an ongoing basis is intended to supplement investors’ understanding of our operating performance. This non-GAAP financial measure may not be comparable to similar measures used by other companies. Information concerning Monsanto’s use of the non-GAAP financial measures free cash flow and EBIT appears in Monsanto’s most recent Report on Form 10-Q.

We are furnishing the information contained in this report, including the Exhibits, pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K promulgated by the SEC. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibits.

Cautionary Statements Regarding Forward-Looking Information:

Certain statements contained in this Current Report on Form 8-K/A, including the Exhibits, are "forward-looking statements," such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, business and financial plans and other non-historical facts. These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: continued competition in seeds, traits and agricultural chemicals; the company's exposure to various contingencies, including those related to intellectual property protection, regulatory compliance and the speed with which approvals are received, and public acceptance of biotechnology products; the success of the company's research and development activities; the outcomes of major lawsuits; developments related to foreign currencies and economies; successful operation of recent acquisitions; fluctuations in commodity prices; compliance with regulations affecting our manufacturing; the accuracy of the company's estimates related to distribution inventory levels; the company's ability to fund its short-term financing needs and to obtain payment for the products that it sells; the effect of weather conditions, natural disasters and accidents on the agriculture business or the company's facilities; and other risks and factors detailed in the company's most recent Form 10-K Report to the SEC. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this Current Report on Form 8-K/A. The company disclaims any current intention or obligation to update any forward-looking statements or any of the factors that may affect actual results.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit 99             Press Release, dated April 7, 2010, issued by Monsanto Company (incorporated by reference to Exhibit 99 to the Company’s
    Current Report on Form 8-K filed on April 7, 2010)

Exhibit 99.1           Supplemental Press Release, dated April 7, 2010, correcting a statement in original press release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 7, 2010

MONSANTO COMPANY

By: /s/ Christopher A. Martin
Name: Christopher A. Martin
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

Exhibit 99                             Press Release, dated April 7, 2010, issued by Monsanto Company (incorporated by reference to Exhibit 99 to the Company’s
   Current Report on Form 8-K filed on April 7, 2010)

Exhibit 99.1                           Supplemental Press Release, dated April 7, 2010, correcting a statement in original press release